SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 1998

                      HIGHWOODS REALTY LIMITED PARTNERSHIP
               (Exact name of registrant specified in its charter)

North Carolina                     0-21731                       56-1869557
(State of Formation)          (Commission File                 (IRS Employer
                                   Number)                  Identification No.)



         3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (919) 872-4924



                      HIGHWOODS/FORSYTH LIMITED PARTNERSHIP
          (Former name or former address, if changed since last report)



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Item 5.           OTHER EVENTS

         On June 10, 1998, Highwoods/Forsyth Limited Partnership (the "Operating Partnership") changed its name to "Highwoods Realty Limited Partnership" at the direction of its general partner, Highwoods Properties, Inc.

         The Operating Partnership has two outstanding securities (the "Notes") listed on the New York Stock Exchange, $100,000,000 6 3/4% Notes due December 1, 2003 and $110,000,000 7% Notes due December 1, 2006. The CUSIP numbers and trading symbols for the Notes will not change, but they will begin trading under the Operating Partnership's new name at the opening of business on June 19, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           HIGHWOODS REALTY LIMITED PARTNERSHIP

                           By: Highwoods Properties, Inc., its general partner


                               By:  /s/ Carman J. Liuzzo
                                   ------------------------------------------
                                   Carman J. Liuzzo
                                   Vice President and Chief Financial Officer

Date: June 18, 1998